                          ROSETTA INPHARMATICS, INC.

                        COMMON STOCK PURCHASE AGREEMENT


         This Common Stock Purchase Agreement (this "AGREEMENT") is made as of June ___, 2000 by and between Rosetta Inpharmatics, Inc., a Delaware corporation (the "COMPANY"), and Agilent Technologies, Inc., a Delaware corporation (the "PURCHASER").

                                    RECITALS

         WHEREAS, Purchaser desires to purchase from the Company shares of its Common Stock $.001 par value per share (the "COMMON STOCK") concurrently with and conditioned upon the closing of the Company's initial public offering upon the terms and conditions set forth herein; and

         WHEREAS, the Company and the Purchaser wish to set forth the terms and conditions upon which the Company will sell the Common Stock to the Purchaser;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the Company and the Purchaser hereby agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF SHARES

         1.1 PURCHASE PRICE AND CLOSING. Subject to Section 1.2 hereof, the Company will issue and sell to the Purchaser and, subject to the terms and conditions of this Agreement, the Purchaser will purchase from the Company (the "SALE"), that number of shares of Common Stock (the "SHARES") equal to the quotient obtained by dividing $10,000,000 by the per-share price to the public (the "IPO PRICE") of shares of Common Stock in the Company's first underwritten, firm commitment public offering pursuant to an effective registration under the Securities Act of 1933, as amended, ("IPO"). The per share price to Purchaser shall be the IPO Price. The purchase and sale will take place at a closing (the "CLOSING") to be held on the date, at the location and simultaneously with the closing of the IPO, subject to the satisfaction of all of the conditions to the Closing specified in Article II herein. At the Closing the Company will issue and deliver a certificate evidencing the Shares to the Purchaser against payment of the full purchase price therefor by wire transfer of immediately available funds to an account designated by the Company.

         1.2 HART-SCOTT-RODINO COMPLIANCE. Notwithstanding the above, the Company shall sell and the Purchaser shall purchase at the Closing only that number of shares such that Purchaser's Pro Rata Percentage (as defined below) immediately prior to the Sale is equal to, or below, Purchaser's Pro Rata Percentage after the Sale. Purchaser's Pro Rata Percentage shall equal the percentage of voting securities of the Company held by the Purchaser determined in accordance with 16 C.F.R. 801.12(b) at the time such calculation is performed. The Company shall issue Purchaser and Purchaser shall accept a convertible promissory note in the form attached hereto as EXHIBIT A (the "NOTE") in an amount equal to the difference between $10,000,000 and the number of Shares actually issued to Purchaser at the Closing as a result of the foregoing sentence. Such promissory note shall be converted immediately following receipt of clearance from the United States Department of Justice ("DOJ") and the United States Federal Trade Commission ("FTC"), or upon the expiration of the applicable waiting period, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"). If the Note is issued, the parties hereby agree to diligently file all requisite documents and notifications pursuant to the HSR


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Act to enable conversion of the Note; PROVIDED, HOWEVER that if the Note is issued in an amount less than $50,000, the parties shall file such documents and notifications pursuant to the HSR Act only at Purchaser's request. If Purchaser does not so request, the Note shall be payable in cash according to its terms.

         1.3 RESTRICTIONS ON TRANSFER. The Purchaser shall execute and deliver to Lehman Brothers, Inc. a lock-up letter agreement in substantially the form attached hereto as EXHIBIT B.

         1.4 REPRESENTATIONS AND WARRANTIES BY THE PURCHASER. The Purchaser represents and warrants to the Company that (a) it is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended; (b) it will acquire the Shares for its own account, for the purpose of investment and not with a view to distribution or resale thereof; (c) the execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser, and this Agreement has been duly executed and delivered, and constitutes a valid, legal, binding and enforceable agreement of the Purchaser, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; (d) it has taken no action which would give rise to any claim by any other person for any brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby;
(e) it has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms of the offering of the Shares and to obtain additional information concerning the Company and its business; and (f) it has received and reviewed the registration statement on Form S-1 (Registration No. 333-32780) filed by the Company with the Securities and Exchange Commission ("COMMISSION") on March 17, 2000 and all amendments thereto (collectively, the "REGISTRATION STATEMENT") and has all of the information necessary for it to evaluate the merits and risks of an investment in the Shares and can bear the economic risks of such investment. The acquisition by the Purchaser of the Shares shall constitute a confirmation of the representations and warranties made by the Purchaser as of the Closing. The Purchaser further represents that if understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the Commission, all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

                                    ARTICLE II

                              CONDITIONS TO CLOSING

         2.1 CONDITIONS OF THE PURCHASER'S OBLIGATION. The obligation of the Purchaser to purchase and pay for the Shares at the Closing is subject to the satisfaction of the following conditions:



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          (a)  DOCUMENTATION AT CLOSING.  The Purchaser shall have received prior to or at the Closing all of the following documents or instruments, or evidence of completion thereof, each in form and substance satisfactory to the Purchaser:

               (i) A copy of the Certificate of Incorporation of the Company, certified by the Secretary of State of the State of Delaware, a copy of the resolutions of the Board of Directors of the Company evidencing the approval of this Agreement, the issuance of the Shares and the other matters contemplated hereby, and a copy of the By-laws of the Company, all of which shall have been certified by the Secretary of the Company to be true, complete and correct in every particular, and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement and the Shares.

              (ii) The opinion of Venture Law Group, counsel to the Company, which shall be substantially the same as the opinion delivered to the underwriters of the IPO pursuant to the underwriting agreement relating to the IPO (the "UNDERWRITING AGREEMENT"), with such deviations therefrom as are necessary to reflect the private placement nature of the purchase of the Shares, including an opinion that the Shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares of the Company.

              (iii) A certificate of the Secretary of the Company which shall certify the names of the officers of the Company authorized to sign this Agreement, the certificate for the Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers. The Purchaser may conclusively rely on such certificate until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Company canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

               (iv) A certificate of the President of the Company stating that all covenants and conditions required to be performed prior to or at the Closing have been performed as of the Closing.

               (v) Certificates of Good Standing and Existence for the Company from the Secretary of State of the State of Delaware.

          (b) PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          (c) CONSENTS, WAIVERS, ETC. The Company shall have obtained all consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Shares and to carry out the transactions contemplated hereby and thereby. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal or state securities laws. In addition to the documents set forth above, the Company shall have provided to the Purchaser any other information or copies of documents that it may reasonably request.

          (d) INVESTORS' RIGHTS AGREEMENT. The Company's Amended and Restated Investors' Rights Agreement dated as of March 15, 2000 (the "RIGHTS AGREEMENT") shall have been amended to include the Purchaser as a party such that the Purchaser is entitled to registration and other rights under the Rights Agreement with respect to the Shares as though the Purchaser were an Investor (as defined in the Rights Agreement) and the Shares were Registrable Securities (as defined in the Rights Agreement).

          2.2 CONDITIONS OF THE COMPANY'S OBLIGATION. The obligation of the Company to sell the Shares at the Closing is subject to the satisfaction of the following conditions:

                 (a) COMPLETED IPO. The closing of the IPO shall have occurred within 90 days of the date hereof.

                 (b)     CONSENTS, WAIVERS, ETC.     The Company shall have
obtained all consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Shares and to carry out the transactions contemplated hereby and thereby. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal or state securities laws.

                                       ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

       The Company hereby represents and warrants to the Purchaser as follows:

          3.1 CORPORATE ACTION. The Company has all necessary corporate power and has taken all corporate action required to enter into and perform this Agreement and any other agreements and instruments executed in connection herewith (collectively, the "FINANCING DOCUMENTS"). The Financing Documents are valid and legally binding obligations of the Company, enforceable in accordance with their terms. The issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company. The issuance of the Shares is not subject to preemptive rights or other preferential rights in any present stockholders of the Company that have not been waived and will not conflict with any provision of any agreement or instrument to which the Company is a party or by which it or its property is bound and to which the Company has not obtained appropriate waivers.

          3.2 NO CONFLICT. The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation under (i) any provision of the Certificate of Incorporation of the Company and Bylaws of the Company, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, or license to which the Company or any of its properties or assets is subject or (iii) any judgment, order, decree, applicable to the Company or its properties or assets.

          3.3 STATUS OF SHARES. The Shares, when issued and delivered in accordance with the terms hereof and after payment of the purchase price therefor, will be duly authorized, validly issued, fully-paid and non-assessable, issued in compliance with applicable state and federal securities laws and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws.

     3.4 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business.

     3.5 REGISTRATION STATEMENT. The Registration Statement, when and if it is declared effective by the Securities and Exchange Commission, (a) will not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they will be made and (b) will comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations promulgated thereunder.

     3.6 CAPITALIZATION. The capitalization of the Company set forth in the Registration Statement is, and as of the effective date of the Registration Statement will be, accurate in all material respects.

     3.7 PREEMPTIVE RIGHTS. The issuance of the Shares will not be subject to any preemptive rights, rights of first refusal or similar rights.

                                  ARTICLE IV

                              OTHER AGREEMENTS

     4.1 PUBLICITY. The parties may, subject to compliance with the Securities Act, issue a joint press release announcing this Agreement and the transactions contemplated hereby following execution of this Agreement. Any proposed announcement, press release or other public disclosure concerning this Agreement and/or any of the transactions or relationships contemplated hereby shall be mutually approved by both parties (which approval shall not be unreasonably withheld). The Purchaser agrees and acknowledges that this Agreement and the transactions contemplated hereby shall be disclosed in the Registration Statement and filed as an exhibit to the first amendment to the Registration Statement following execution hereof.

                                  ARTICLE V

                               MISCELLANEOUS

     5.1 NO WAIVER. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

     5.2 AMENDMENTS, WAIVERS AND CONSENTS. Any provision in this Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the party requesting such change, addition, omission or waiver shall obtain consent thereto in writing from the other party. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     5.3 ADDRESSES FOR NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed, faxed or delivered to each applicable party at the address set forth below or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

     If to the Purchaser: Agilent Technologies, Inc., 395 Page Mill Road, MS A3-10, Palo Alto, California 94306, Fax: (650)752-5742, Attention General Counsel, with a copy to: Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, Attention: Craig Norris; or at such other address as shall be designated by the Purchaser in a written notice to the Company complying as to delivery with the terms hereof.

     If to the Company: Rosetta Inpharmatics, Inc., 12040 115th Ave. N.E., Kirkland, WA 98034, Attention: Greg Sessler, Fax: (425) 820-5757 with a copy to: Venture Law Group, 4750 Carillon Point, Kirkland, WA 98033, Fax: (425) 739-8750, Attention: Mark J. Handfelt; or at such other address as shall be designated by the Company in a written notice to the Purchaser complying as to delivery with the terms hereof.

    All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid; express overnight courier service; or registered mail, return receipt requested) or transmitted by facsimile, be effective three days after deposited in the mails or upon transmission by facsimile, respectively, addressed as aforesaid, unless otherwise provided herein.

     5.4 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective heirs, successors and assigns, except that the Purchaser shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Company.

     5.5 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

     5.6 SEVERABILITY. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but this Agreement, shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     5.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Washington without regard to its conflicts of laws principles to the contrary.

     5.8 HEADINGS. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     5.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing the counterpart, and all of which together shall constitute one instrument.



                 [ REMAINDER OF PAGE INTENTIONALLY LEFT BLANK ]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                       ROSETTA INPHARMATICS, INC.

                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       AGILENT TECHNOLOGIES, INC.

                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                  EXHIBIT A

                    FORM OF CONVERTIBLE PROMISSORY NOTE

                                  EXHIBIT B

                           LOCK-UP LETTER AGREEMENT


LEHMAN BROTHERS INC.
As Representative of the
  several underwriters
c/o LEHMAN BROTHERS INC.
Three World Financial Center
New York, NY 10285

Dear Sirs:

     The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of shares (the "Shares") of Common Stock, par value $.001 per share (the "Common Stock"), of Rosetta Inpharmatics, Inc. (the "Company") and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

     In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares) owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 180 days after the date of the final prospectus relating to the Offering.

     In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

     Notwithstanding the foregoing, if the undersigned is an individual, he may transfer any or all of the shares subject to this agreement either during his or her lifetime or on death by gift, will or intestate succession to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; and if the undersigned is a partnership, the partnership may transfer any of the shares subject to this agreement to a partner of such partnership who is an individual and who retires after the date hereof, or to the estate of any such individual retired partner, and any partner who is an individual may transfer the shares subject to this agreement by gift, will or intestate succession to his or her immediate family; PROVIDED, HOWEVER, that in any such case it shall be a condition to the transfer that the transferor provide written notice to Lehman Brothers Inc. in advance of any such transfer and that the transferee execute an agreement stating that the transferee is receiving and holding the shares subject to the provisions of this agreement, and there shall be no further transfer of such shares except in accordance with this agreement.

     It is understood that, if the Company notifies the undersigned that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from the undersigned's obligations under this Lock-Up Letter Agreement.

     The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     This agreement shall lapse and become null and void if the Offering is not completed on or before August 31, 2000.

                                       Very truly yours,


                                       ---------------------------------------
                                       (Print Name of Security Holder)

                                       By:
                                          ------------------------------------
                                          (Signature of Security Holder)

                                       Title (if appropriate):
                                                              ----------------

Dated:
      ----------------------------